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                                                                 EXHIBIT 10.8(q)


                             SUBORDINATION AGREEMENT


         This Subordination Agreement ("Agreement"), dated as of March 14, 2001, is entered into between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and DIGITAL IMAGING TECHNOLOGIES, INC., a Delaware corporation ("Creditor"), in light of the following:

         A. Creditor is interested in the financial success of INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation ("Borrower"), and acknowledges that Foothill and Borrower and certain of its affiliates have entered into certain financing arrangements, including that certain Loan and Security Agreement, dated as of May 5, 1998 (together with any present or future amendments, restatements, or supplements thereto, the "Loan Agreement"); and

         B. Creditor agrees that the financing arrangements between Borrower and Foothill are in Borrower's best interest.

         NOW, THEREFORE, Foothill and Creditor agree as follows:

         1. Definition of Obligations. The term "Obligations" is used in this Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Borrower which may be, from time to time, directly or indirectly incurred by Borrower, including, but not limited to, any negotiable instruments evidencing the same, and all guaranties, debts, demands, monies, indebtedness, liabilities, and obligations owed or to become owing, including interest, principal, costs, and other charges, and all claims, rights, causes of action, judgments, decrees, remedies, security interests, or other obligations of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law.

         2. Subordination of Creditor Obligations. Any and all Obligations owed to Creditor ("Creditor Obligations") including, but not limited to, the obligations of Borrower owing to Creditor under that certain Subordinated Note Due 2004 in the principal amount of $7,000,000 (together with any extensions, amendments, replacements, or substitutions therefor, the "Subordinated Note") are hereby subordinated to any and all Obligations owed to Foothill, including, but not limited to, those Obligations arising pursuant to the Loan Agreement or any other agreement or agreements between Foothill and Borrower, now or hereafter existing, whether matured or not, including any interest which, but for the application of the provisions of the Federal Bankruptcy Code, would have accrued on such amounts (collectively, the "Foothill Obligations"). Except as may be expressly provided in this Agreement, no payment shall be made by Borrower on the Creditor Obligations until: (a) all of the Foothill Obligations have been indefeasibly paid by Borrower in full, in cash; and (b) all obligations of Foothill under the Loan Agreement to make loans or advances to, or to issue or guarantee letters of credit for the account of, Borrower shall have terminated.

         3. Insolvency. In the event of any assignment by Borrower for the benefit of Borrower's creditors, of any voluntary or involuntary bankruptcy proceedings instituted by or against Borrower, of the appointment of any receiver for Borrower or Borrower's business or


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assets, or of any dissolution or other winding up of the affairs of Borrower or of Borrower's business (collectively, "Insolvency Proceedings"), and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Foothill the full amount of the Foothill Obligations (including all interest accruing, and all interest which, but for the application of the Federal Bankruptcy Code, would have accrued, after the commencement of any such Insolvency Proceeding), in cash, before making any payments or distributions of any kind to Creditor.

         4. Limitations on Creditor's Actions. Except as may be expressly provided in this Agreement, so long as any of the Foothill Obligations remains unpaid, in whole or in part, and so long as Foothill is committed or otherwise obligated to make loans and advances to, or guarantee letters of credit for the account of, Borrower pursuant to the Loan Agreement, Creditor agrees not to: (i) accelerate or collect or receive payment upon, by setoff or in any other manner, any portion of the Creditor Obligations; (ii) sell, assign, exchange, redeem, transfer, pledge, or give a security interest in the Creditor Obligations, except for a sale or other transfer of the Creditor Obligations in connection with sale of Creditor's business (whether by merger, sale of assets or otherwise); (iii) enforce, collect, realize upon, or apply any collateral security now or hereafter existing for the Creditor Obligations; (iv) join in any Insolvency Proceeding; (v) take any lien on or security interest in any of Borrower's real or personal property; (vi) incur any obligation to, or receive any loans, advances, or gifts from Borrower; and (vii) modify any of the terms and conditions of the Creditor Obligations.

           Notwithstanding anything to the contrary contained in this Agreement, so long as there does not exist an Event of Default under the Loan Agreement, Creditor shall be entitled to receive regularly scheduled payments of principal and interest on the Creditor Obligations (but not prepayments, redemptions, or payments as a result of acceleration) in accordance with the terms of the Subordinated Note as presently in effect.

         5. Intentionally Omitted.

         6. Legending Instruments. Creditor agrees that if part or all of the Creditor Obligations shall be evidenced by one or more promissory notes or other instruments, Creditor shall place or cause to be placed on the face of each such note and instrument a legend stating that the payment thereof is subject to the terms of this Agreement and is subordinate to the prior payment of all of the Foothill Obligations and shall, within the later of seven days after the execution of any such promissory note or instrument or seven days after the date of this Agreement, deliver a copy of such legended promissory note or legended instrument to Foothill. Creditor agrees to mark all books of account in such manner as to indicate that payment thereof is subordinated pursuant to the terms of this Agreement.

         7. Modification of Foothill Obligations. Creditor agrees that Foothill shall have absolute power and discretion, without notice to Creditor (except that Foothill will use its best efforts to provide Creditor with written notice of any written default notices to Borrower or written amendments to the Loan Agreement; provided, however, that Foothill shall not have any liability to Creditor if it fails to provide such notice), to deal in any manner with the Foothill Obligations, including, but not by way of limitation, the power and discretion to do any of the following: (a) any demand for payment of any Foothill Obligation may be rescinded in whole or


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in part, and any Foothill Obligation may be continued, and the Foothill
Obligations or the liability of Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released; and (b) the Loan Agreement and any document or instrument evidencing or governing the terms of any other Foothill Obligations or any collateral security documents or guaranties or documents in connection with the Loan Agreement or the Foothill Obligations may be amended, modified, supplemented, or terminated, in whole or in part, as Foothill may deem advisable from time to time, and any collateral security at any time held by Foothill for the payment of any of the Foothill Obligations may be sold, exchanged, waived, surrendered, or released. Creditor will remain bound under this Agreement, and the subordination provided for herein shall not be impaired, abridged, released, or otherwise affected notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, or release. The Foothill Obligations shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement, and all dealings between Borrower and Foothill shall be deemed to have been consummated in reliance upon this Agreement.

         8. Creditor's Waivers. Except for the best efforts notice provided in
Section 7 hereof, Creditor waives: (a) any and all notice of the creation, modification, renewal, extension, or accrual of any of the Foothill Obligations and notice of or proof of reliance by Foothill upon this Agreement; (b) and agrees not to assert against Foothill any rights which a guarantor or surety could exercise; but nothing in this Agreement shall constitute Creditor a guarantor or surety; (c) the right, if any, to require Foothill to marshal or otherwise require Foothill to proceed to dispose of or foreclose upon collateral in any manner or order; and (d) any right of subrogation, contribution, reimbursement, or indemnity which it may have against Borrower arising directly or indirectly out of this Agreement.

         9. Continuing Nature of This Agreement. Notwithstanding any action or inaction by Foothill with respect to the Foothill Obligations or with respect to any collateral therefor or any guaranties thereof, this Agreement, the obligations of Creditor owing to Foothill, and Foothill's rights and privileges hereunder, shall continue until indefeasible payment in full, in cash, of all of the Foothill Obligations and termination of any obligation of Foothill to make loans or advances to, or guarantee letters of credit for the account of, Borrower. All rights, power, and remedies hereunder shall apply to all past, present, and future Foothill Obligations, including those arising out of successive transactions which may continue renew, increase, decrease, or from time to time create new Foothill Obligations. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect, regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with Borrower.

         10. No Creditor Liens; etc. Creditor further agrees that in case Creditor shall, in contravention of the terms of this Agreement, take or receive any security interest in, or lien by way of attachment, execution, or otherwise, on any of the real or personal property of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the payment in full, in cash, of all of the Foothill Obligations, Foothill shall be entitled to have the same vacated, dissolved, and set aside by such proceedings at law or otherwise as


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Foothill may deem proper, and this Agreement shall constitute full and sufficient grounds therefor and shall entitle Foothill to become a party to any proceedings at law or otherwise initiated by Foothill or by any other party, in or by which Foothill may deem it proper to protect Foothill's interest hereunder.

         11. Creditor To Receive Payments, etc. in Trust. Except as otherwise expressly agreed to herein, if Creditor shall receive any payments, collateral security, or other rights in any property of Borrower in violation of this Agreement, such payment or property shall be received by Creditor in trust for Foothill and shall immediately be delivered and transferred to Foothill.

         12. No Prior Subordinations. No currently effective subordinations of the Creditor Obligations have previously been executed by Creditor for the benefit of anyone else, and any such subordinations hereafter executed will be, and shall be expressed to be, subject and subordinate to the terms of this Agreement.

         13. Financial Condition of Borrower. Creditor represents and warrants to Foothill that Creditor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Foothill Obligations. Creditor hereby covenants and agrees that Foothill does not have any obligation to keep Creditor informed of Borrower's financial condition, the financial condition of other guarantors of the Foothill Obligations, if any, and of any other circumstances which bear upon the risk of nonpayment or nonperformance of the Foothill Obligations.

         14. Assignees, etc. This Agreement shall be binding upon the heirs, administrators, personal representatives, successors, and assigns of Creditor, and shall inure to the benefit of Foothill's successors and assigns.

         15. Additional Documents. Creditor agrees to execute and deliver, upon the request of Foothill, such documents and instruments (appropriate for filing or recording, if requested) as may be necessary or appropriate to fully implement or to fully evidence the understanding and agreements contained in this Agreement.

         16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         17. Choice of Law; Venue. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the County of Los Angeles, State of California, or in Foothill's sole discretion, such other court in which Foothill shall initiate legal or equitable proceedings and which shall have subject matter jurisdiction over the matter in controversy. Creditor waives any


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rights it may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court ordered relief.

         18. Collection Costs; Attorneys' Fees. In the event it becomes necessary for either party to commence any proceedings or actions to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to the prevailing party all costs and expenses thereof, including, but not limited to, reasonable attorneys' fees, the usual and customary and lawfully recoverable court costs, and all other expenses in connection therewith.

         19. Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts. All of such counterparts, taken together, shall constitute one and the same instrument.

         20. Waiver, Amendments, Etc. The subordination provisions contained herein are for the benefit of Foothill and its successors and assigns and may not be rescinded, cancelled, or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed, without the prior written consent thereto of Foothill or its successors or assigns.

         21. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF FOOTHILL AND CREDITOR EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF CREDITOR AND FOOTHILL WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF FOOTHILL AND CREDITOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT FOOTHILL OR CREDITOR MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.


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         This Agreement has been executed and delivered as of the date set forth in the first paragraph hereof.

                                    DIGITAL IMAGING TECHNOLOGIES, INC.,
                                    a Delaware  corporation


                                    By: /s/ TIMOTHY D. BURKETT
                                       -----------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    Address: 1900 St. James #700
                                            ------------------------------------
                                             Houston, Texas 77056
                                            ------------------------------------


                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation


                                    By: /s/ ANDREW HALL
                                       -----------------------------------------
                                    Title: Senior Vice President
                                          --------------------------------------


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         INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and to pay Foothill in accordance therewith.

Dated:  March 14, 2001.


                                  INTERNATIONAL REMOTE IMAGING
                                  SYSTEMS, INC., a Delaware corporation


                                  By: /s/ JOHN A. O'MALLEY
                                      ---------------------------------------
                                  Title: President
                                        -------------------------------------


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